F.N.B. CORPORATION

(Unaudited)
(Dollars in thousands, except per share data)

                                   2003                                2002
                                   First         Fourth         Third           Second          First
STATEMENT OF EARNINGS             Quarter        Quarter        Quarter         Quarter        Quarter

Interest income - taxable
  equivalent basis               $105,796        $108,278        $109,036        $107,688        $107,507

Interest income                  $104,510        $106,884        $107,596        $106,261        $106,043
Interest expense                   31,373          34,476          35,592          37,065          38,538
                                 --------        --------        --------        --------        --------
  Net interest income              73,137          72,408          72,004          69,196          67,505

Provision for loan losses           5,859           5,566           4,835           4,502           4,191
                                 --------        --------        --------        --------        --------
  Net interest income after
  provision                        67,278          66,842          67,169          64,694          63,314

Service charges                    12,424          12,478          12,178          11,663          10,622
Insurance commissions and fees      8,463           8,289           7,949           8,448           9,472
Securities commissions and fees     1,904           1,195           1,736           2,303           1,383
Trust income                        2,392           2,272           2,323           2,342           2,397
Gain on sale of securities            693             275           1,001             465             175
Other                               6,160           8,270           4,900           4,842           3,895
                                 --------         -------         -------         -------        --------
  Total non-interest income        32,036          32,779          30,087          30,063          27,944

Salaries and employee benefits     36,767          34,881          34,181          33,011          33,142
Occupancy and equipment            10,507          10,565          10,132           9,410           9,405
Amortization of intangibles           821             396             953             932             837
Merger expenses                     1,014             510               0               0          41,855
Other                              16,429          18,642          16,973          16,628          16,991
                                 --------         -------         -------        --------        --------
  Total non-interest expense       65,538          64,994          62,239          59,981         102,230

Income before income taxes         33,776          34,627          35,017          34,776         (10,972)
Income taxes                       10,448          10,489          10,886          10,827          (2,089)
                                 --------        --------        --------        --------        --------
  Net income (loss)               $23,328         $24,138         $24,131         $23,949         ($8,883)
                                 ________        ________        ________        ________        ________
  Net income excluding
     merger expenses              $23,987         $24,469         $24,131         $23,949         $21,329
                                 ________        ________        ________        ________        ________

Average basic shares
  outstanding                  43,848,398      43,742,911      43,804,464      43,957,743      43,771,337
Average diluted shares
  outstanding                  44,668,335      44,595,242      44,758,758      45,100,672      44,808,130

Earnings per common share
Basic earnings per share             0.53            0.55            0.55            0.54           (0.20)
Diluted earnings per share           0.52            0.54            0.54            0.53           (0.20)

Earnings excluding merger
    expenses per common share
Basic earnings per share             0.55            0.56            0.55            0.54            0.49
Diluted earnings per share           0.54            0.55            0.54            0.53            0.48

Cash dividend per common share       0.22            0.22            0.22            0.22            0.19


PERFORMANCE RATIOS (net income excluding merger expenses)

Return on average shareholders'
 equity                             16.02%          16.40%          16.55%          17.13%          14.94%
Return on average assets             1.37%           1.39%           1.40%           1.43%           1.31%
Net interest margin (FTE)            4.70%           4.67%           4.76%           4.70%           4.68%
Yield on earning assets (FTE)        6.68%           6.85%           7.06%           7.16%           7.29%
Efficiency ratio (FTE)              60.61%          60.50%          60.12%          59.57%          62.30%



                                                  For the Three Months
                                                     Ended March 31,
                                                                              Percent
STATEMENT OF EARNINGS                              2003            2002       Variance

Interest income - taxable
  equivalent basis                               $105,796        $107,507        -1.6

Interest income                                  $104,510        $106,043        -1.4
Interest expense                                   31,373          38,538       -18.6
                                                 --------        --------
  Net interest income                              73,137          67,505         8.3

Provision for loan losses                           5,859           4,191        39.8
                                                 --------         -------
  Net interest income after
  provision                                        67,278          63,314         6.3

Service charges                                    12,424          10,622        17.0
Insurance commissions and fees                      8,463           9,472       -10.7
Securities commissions and fees                     1,904           1,383        37.7
Trust income                                        2,392           2,397        -0.2
Gain on sale of securities                            693             175       296.0
Other                                               6,160           3,895        58.2
                                                 --------         -------
  Total non-interest income                        32,036          27,944        14.6

Salaries and employee benefits                     36,767          33,142        10.9
Occupancy and equipment                            10,507           9,405        11.7
Amortization of intangibles                           821             837        -1.9
Merger expenses                                     1,014          41,855       -97.6
Other                                              16,429          16,991        -3.3
                                                 --------        --------
  Total non-interest expense                       65,538         102,230       -35.9

Income before income taxes                         33,776         (10,972)          *
Income taxes                                       10,448          (2,089)          *
                                                  -------         -------
  Net income (loss)                               $23,328         ($8,883)          *
                                                  _______         _______
  Net income excluding
     merger expenses                              $23,987         $21,329        12.5
                                                  _______         _______

Average basic shares
  outstanding                                  43,848,398      43,771,337         0.2
Average diluted shares
  outstanding                                  44,668,335      44,808,130        -0.3

Earnings per common share
Basic earnings per share                             0.53           (0.20)          *
Diluted earnings per share                           0.52           (0.20)          *

Earnings excluding merger
    expenses per common share
Basic earnings per share                             0.55            0.49        12.2
Diluted earnings per share                           0.54            0.48        12.5

Cash dividend per common share                       0.22            0.19        15.8
Book value per common share                         13.82           12.45        11.0
Tangible book value per common                       8.98           10.01       -10.3

PERFORMANCE RATIOS (net income excluding merger expenses)

Return on average shareholders'
 equity                                             16.02%          14.94%
Return on average assets                             1.37%           1.31%
Net interest margin (FTE)                            4.70%           4.68%
Yield on earning assets (FTE)                        6.68%           7.29%
Efficiency ratio (FTE)                              60.61%          62.30%


*Percent variance not meaningful


F.N.B. CORPORATION
(Unaudited)
(Dollars in thousands)            2003                                        2002
                                  First           Fourth            Third           Second            First
AVERAGE BALANCES                 Quarter          Quarter          Quarter          Quarter          Quarter

Total assets                    7,125,930        6,983,409         6,814,530       6,725,939        6,622,785
Earning assets                  6,424,201        6,271,320         6,123,991       6,031,545        5,980,336
Securities                      1,140,562          994,783           945,839         926,718          934,283
Loans, net of unearned          5,269,672        5,221,184         5,143,131       4,982,294        4,889,134
Allowance for loan losses          69,408           69,614            69,562          68,030           66,804
Intangibles                       110,012          107,478           104,352         106,607           89,097

Non-interest bearing deposits     924,765          910,269           878,131         883,338          839,563
Interest bearing deposits       4,531,765        4,481,532         4,441,940       4,438,455        4,368,108
  Total deposits                5,456,530        5,391,801         5,320,071       5,321,793        5,207,671
Short-term borrowings             493,898          421,096           408,184         397,176          403,050
Long-term debt                    467,936          466,917           393,832         337,371          342,220
Shareholders' equity              607,358          591,775           578,300         560,815          578,987


ASSET QUALITY DATA

Non-accrual loans                 $26,301          $22,294           $23,119         $20,982          $22,357
Restructured loans                  5,975            5,915             5,188           6,168            6,248
                                  -------          -------           -------         -------          -------
Non-performing loans               32,276           28,209            28,307          27,150           28,605

Other real estate owned             3,995            4,729             5,236           5,192            4,803
                                  -------          -------           -------         -------          -------
Non-performing assets             $36,271          $32,938           $33,543         $32,342          $33,408
                                  _______          _______           _______         _______          _______

Net loan charge-offs               $5,571           $5,524            $4,270          $2,984           $4,358
Allowance for loan losses          71,200           68,406            68,365          67,799           66,281

Non-performing loans/total loans     0.60%            0.54%             0.54%           0.53%            0.58%
Non-performing assets/total assets   0.45%            0.46%             0.48%           0.48%            0.50%
Allowance for loan losses/total
 loans                               1.31%            1.31%             1.31%           1.33%            1.35%
Allowance for loan losses/
     non-performing loans          220.60%          242.50%           241.51%         249.72%          231.71%
Net loan charge-offs (annualized)
    /average loans                   0.43%            0.42%             0.33%           0.24%            0.36%


BALANCES AT PERIOD END

Total assets                    8,078,010        7,090,232         6,981,396       6,749,232        6,731,501
Earning assets                  7,163,641        6,332,623         6,224,091       6,031,096        6,045,782
Securities                      1,721,512        1,075,183         1,004,839         910,745          926,572
Mortgage loans held for sale       18,761           24,177             8,009           2,860            2,873
Loans, net of unearned          5,419,135        5,220,504         5,201,140       5,093,416        4,915,438

Non-interest bearing deposits   1,027,742          924,090         $ 899,962         906,065          901,175
Interest bearing deposits       5,039,351        4,502,067         4,449,347       4,424,259        4,416,589
  Total deposits                6,067,093        5,426,157         5,349,309       5,330,324        5,317,764
Short-term borrowings             552,895          515,780           476,526         407,157          421,925
Long-term debt                    628,419          450,647           466,108         332,675          342,581
Trust preferred securities        125,009                0                 0               0                0
Shareholders' equity              608,641          598,596           583,650         570,934          548,639




F.N.B. CORPORATION
(Unaudited)                                          For the Three Months
(Dollars in thousands)                                 Ended March 31,
                                                                               Percent
AVERAGE BALANCES                                    2003             2002      Variance

Total assets                                     7,125,930        6,622,785      7.6
Earning assets                                   6,424,201        5,980,336      7.4
Securities                                       1,140,562          934,283     22.1
Loans, net of unearned                           5,269,672        4,889,134      7.8
Allowance for loan losses                           69,408           66,804      3.9
Intangibles                                        110,012           89,097     23.5

Non-interest bearing deposits                      924,765          839,563     10.1
Interest bearing deposits                        4,531,765        4,368,108      3.7
  Total deposits                                 5,456,530        5,207,671      4.8
Short-term borrowings                              493,898          403,050     22.5
Long-term debt                                     467,936          342,220     36.7
Shareholders' equity                               607,358          578,987      4.9


ASSET QUALITY DATA

Non-accrual loans                                  $26,301          $22,357      17.6
Restructured loans                                   5,975            6,248      -4.4
                                                   -------          -------
Non-performing loans                                32,276           28,605      12.8
Other real estate owned                              3,995            4,803     -16.8
                                                   -------          -------
Non-performing assets                              $36,271          $33,408       8.6
                                                   _______          _______

Net loan charge-offs                                $5,571           $4,358      27.8
Allowance for loan losses                           71,200           66,281       7.4

Non-performing loans/total loans                      0.60%            0.58%
Non-performing assets/total assets                    0.45%            0.50%
Allowance for loan losses/total
 loans                                                1.31%            1.35%
Allowance for loan losses/
     non-performing loans                           220.60%          231.71%
Net loan charge-offs (annualized
    /average loans                                    0.43%            0.36%



BALANCES AT PERIOD END

Total assets                                     8,078,010        6,731,501      20.0
Earning assets                                   7,163,641        6,045,782      18.5
Securities                                       1,721,512          926,572      85.8
Mortgage loans held for sale                        18,761            2,873     553.0
Loans, net of unearned                           5,419,135        4,915,438      10.2

Non-interest bearing deposits                    1,027,742          901,175      14.0
Interest bearing deposits                        5,039,351        4,416,589      14.1
  Total deposits                                 6,067,093        5,317,764      14.1
Short-term borrowings                              552,895          421,925      31.0
Long-term debt                                     628,419          342,581      83.4
Trust preferred securities                         125,009                0         *
Shareholders' equity                               608,641          548,639      10.9



*Percent variance not meaningful